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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Candela Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANDELA CORPORATION
530 Boston Post Road
Wayland, Massachusetts 01778
(508) 358-7400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

        The annual meeting of stockholders of Candela Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, December 11, 2007, at 10:00 a.m. (local time), at the offices of Dewey & LeBoeuf LLP, 23rd Floor, 260 Franklin Street, Boston, Massachusetts 02110, for the following purposes:

  1.
  To elect six members to the Board of Directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal.

  2.
  To ratify the selection of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending June 28, 2008.

  3.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on October 19, 2007, the record date fixed by the Board of Directors for such purpose.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are requested to (i) sign the enclosed proxy card and return it in the enclosed postage-prepaid envelope by return mail or (ii) complete a proxy via the internet or by telephone in accordance with the instructions listed on the proxy card. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                      By Order of the Board of Directors,
                      Paul R. Lucchese
                      Secretary

Wayland, Massachusetts
October 29, 2007

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed postage-prepaid envelope by return mail
-OR-
to complete a proxy via the internet or by telephone
in accordance with the instructions listed on the proxy card.

CANDELA CORPORATION
530 Boston Post Road
Wayland, Massachusetts 01778
(508) 358-7400

PROXY STATEMENT
October 29, 2007

GENERAL INFORMATION

        Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the "Board of Directors") of Candela Corporation (the "Company") for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on Tuesday, December 11, 2007, at 10:00 a.m. (local time), at the offices of Dewey & LeBoeuf LLP, 23rd Floor, 260 Franklin Street, Boston, Massachusetts 02110.

        Only stockholders of record as of the close of business on October 19, 2007 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, 23,138,771 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") were issued and outstanding.

        Each share outstanding as of the Record Date will be entitled to one vote on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person.

        Any stockholder delivering a proxy has the right to revoke it at any time before it is exercised. Proxies may be revoked by: (i) filing with the Secretary of the Company a written notice of revocation bearing a later date than the proxy, before the taking of the vote at the Annual Meeting; (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Candela Corporation, 530 Boston Post Road, Wayland, Massachusetts 01778, Attention: Paul R. Lucchese, Secretary, before the taking of the vote at the Annual Meeting.

        An Annual Report to Stockholders, containing financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended June 30, 2007, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. It is anticipated that this Proxy Statement and the accompanying form of proxy and Annual Report to Stockholders will be first mailed to stockholders on or about November 9, 2007.

        The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as Director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. The election of Directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting, and votes withheld will not be counted toward the achievement of a plurality. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present in person or represented by proxy and voting on each such matter is required for approval. On such other matters, abstentions and broker "non-votes" with respect to a particular matter are not considered to have been voted with respect to such matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

        Each of the persons named as proxies on the proxy card is a Director and/or officer of the Company. All properly completed proxies returned in time to be cast at the Annual Meeting will be voted. With respect to the election of Directors, any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee or group of nominees to the Board of Directors in the manner provided on the proxy. In addition to the election of Directors, the stockholders will act upon a proposal to ratify the selection of the Company's independent registered public accounting firm. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated.

        The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken and upon which the persons named as proxies on the proxy card may exercise discretion under applicable law, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies on the proxy card.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors has nominated and recommends that each of the persons named below be elected a Director of the Company. Each nominee for Director has indicated his or her willingness to serve if elected; however if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors or for fixing the number of Directors at a lesser number. Each Director will be elected to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal.

Name	Age	Position
George A. Abe(2)(3)	46	Director
Ben Bailey III(1)(3)	58	Director
Nancy E. Nager(1)(2)(3)	56	Director
Gerard E. Puorro(4)	60	President, Chief Executive Officer and Director
Kenneth D. Roberts(1)(3)	74	Chairman of the Board of Directors
Douglas W. Scott(1)(2)(3)	61	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating Committee.

(4)
Member of the Option and SAR Committee.

        Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for a nominee will be voted FOR the election of that nominee. All of the nominees are currently Directors of the Company. Proxies cannot be voted for more than six nominees.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

        Information regarding the nominees for Director and further information with respect to the Board of Directors is set forth below.

OCCUPATIONS OF DIRECTORS

        Mr. Roberts has been a Director of the Company since August 1989 and Chairman of the Board of Directors since November 1991. Mr. Roberts has been an independent management consultant since December 1988. From November 1992 until June 1995, Mr. Roberts was employed on a part-time basis as Vice President and Chief Financial Officer of Foster Miller, Inc., an engineering services company. From July 1986 until December 1988, Mr. Roberts was Vice President, Treasurer and Chief Financial Officer of Massachusetts Computer Corporation, a manufacturer of micro-supercomputers. Prior to that, Mr. Roberts was Senior Vice President and Treasurer of Dynatech Corporation (now named Acterna Corporation), a provider of diversified high technology products and services.

        Mr. Puorro has been a Director of the Company since September 1991. Mr. Puorro has been President and Chief Executive Officer of the Company since April 1993. From December 1992 until April 1993, Mr. Puorro was Senior Vice President, Chief Financial Officer and Chief Operating Officer of the Company, and from April 1989 until December 1992, Mr. Puorro was Senior Vice President and Chief Financial Officer of the Company. Prior to joining the Company, Mr. Puorro was Vice President and Controller at Massachusetts Computer Corporation, a manufacturer of micro-supercomputers.

        Mr. Scott has been a Director of the Company since September 1991. Mr. Scott has been a partner at Phildius, Kenyon & Scott, a health care consulting and investment firm, since 1985. Mr. Scott has also been President, Chief Operating Officer and a Director of Avitar, Inc., a publicly-held health care company, since 1989. From December 1989 until April 1991, Mr. Scott was Chief Executive Officer of Avitar, Inc.

        Ms. Nager has been a Director of the Company since February 1999. Ms. Nager has been the Principal and Chief Executive Officer of SBS Consulting, Inc., formerly known as Specialized Health Management, Inc., a privately-held behavioral health care and medical billing corporation, since 1990. From 1976 until 1990, Ms. Nager held a number of positions in nursing and hospital administration (most recently as Chief Operating Officer) with Charles River Hospital, a private psychiatric facility in Wellesley, Massachusetts. From 1990 until 1993, Ms. Nager also provided corporate level consulting to Community Care Systems, Inc., the parent company of Charles River Hospital.

        Mr. Bailey has been a Director of the Company since January 2003. Mr. Bailey has been a Vice President of Massachusetts Capital Resource Company, a source of risk capital for Massachusetts businesses, since May 1985. From June 1976 until May 1985, Mr. Bailey held a number of positions (most recently as a Vice President) with the High Technology Lending Group at Bank of Boston. From June 1974 until June 1976, Mr. Bailey was employed at Chemical Bank in New York. Mr. Bailey is a member of the New England Venture Capital Association and the Small Business Association of New England, and served on the National Science Foundation's Advisory Committee for Smaller Business Industrial Innovation (SBIR) from June 1995 to April 2001.

        Mr. Abe has been a Director of the Company since January 2003. Mr. Abe has been President and Chief Executive Officer of Cambridge Research and Instrumentation ("CRI"), a provider of diagnostic imaging solutions for life science and medical research, since June 2003. From February 2002 until June 2003, Mr. Abe was a Vice President of CRI. From May 1997 to November 2001, Mr. Abe held Vice President positions in Strategy, Development and Marketing with Genuity (formerly GTE), an internet infrastructure service provider. Prior to that, Mr. Abe held several technical and management positions with BBN Corp, a high technology and services company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

        The Board of Directors met six times during the fiscal year ended June 30, 2007. In accordance with Rule 4350(c)(1) of the National Association of Securities Dealers' listing standards, the Board of Directors has determined that a majority of members of the Board of Directors are independent directors (as defined in Rule 4200(a)(15)) and that Mr. Roberts, Mr. Abe, Mr. Bailey, Ms. Nager and Mr. Scott are independent directors.

        The Company has standing Audit, Compensation, Nominating and Option and SAR Committees.

        The Audit Committee, of which Mr. Roberts, Mr. Bailey, Mr. Scott and Ms. Nager are members, reviews all financial functions of the Company, including matters relating to the appointment, compensation and activity of the Company's independent registered public accounting firm. The Audit Committee met seven times during the fiscal year ended June 30, 2007. The Board of Directors has determined that Mr. Roberts and Mr. Bailey are audit committee financial experts and that all members of the Audit Committee are independent directors. The Audit Committee operates under a written charter adopted by the Board of Directors and amended at a meeting of the Audit Committee on January 26, 2004. The Company has posted the charter to the "Investor Relations" section of its website at www.candelalaser.com.

        The Compensation Committee, of which Mr. Scott, Mr. Abe and Ms. Nager are members, determines the Company's compensation philosophy and policies, determines the compensation of the Chief Executive Officer and other executive officers, determines the compensation of members of the Board of Directors and committees thereof, and administers the Company's stock plans. The Compensation Committee met seven times during the fiscal year ended June 30, 2007. The Chief Executive Officer makes recommendations to the Compensation Committee regarding the planned objectives and compensation levels of the other executive officers. The overall plans and operating performance levels, upon which executive officer compensation is based, are reviewed and approved by the Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors on February 11, 2005. The Company has posted the charter to the "Investor Relations" section of its website at www.candelalaser.com.

        The Nominating Committee, of which Mr. Abe, Mr. Bailey, Ms. Nager, Mr. Roberts and Mr. Scott are members, selects or recommends for selection by the Board of Directors nominees for Director, reviews all stockholder proposals submitted to the Company relating to the nomination of a member of the Board of Directors and recommends to the Board of Directors appropriate action with respect to each such proposal, and reviews and makes recommendations to the Board of Directors regarding the composition and structure of the Board of Directors. The Nominating Committee met two times during the fiscal year ended June 30, 2007. None of the members of the Nominating Committee are officers or employees of the Company and aside from being Directors of the Company, each is otherwise independent of the Company (as independence is defined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Nominating Committee does not operate under the terms of a written charter. Neither the Board of Directors nor the Nominating Committee has approved any specific criteria or qualifications for nominees for Director.

        The Option and SAR Committee, of which Mr. Puorro is the sole member, makes awards to employees of the Company below the level of executive officer pursuant to the Company's stock plans, within parameters set by the Board of Directors. The Option and SAR Committee held no meetings and acted by written consent during the fiscal year ended June 30, 2007.

        During the fiscal year ended June 30, 2007, no incumbent Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served, in each case held during the period for which he or she served as a Director. The Company does not have a policy with regard to members of the Board of Directors attending the annual meeting of stockholders. The Board of Directors was composed of six members as of the last annual meeting of stockholders on December 12, 2006. Six of these members attended the last annual meeting of stockholders.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected the firm of BDO Seidman, LLP, independent registered public accounting firm, to serve as the Company's independent registered public accounting firm for the fiscal year ending June 28, 2008. BDO Seidman, LLP has served as the Company's independent registered public accounting firm since December 4, 2003. It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 28, 2008.

        The ratification of this selection is not required under the laws of the State of Delaware where the Company is incorporated, but the results of this vote will be considered by the Board of Directors in selecting the Company's independent registered public accounting firm for future fiscal years.

Accounting Fees

        The Audit Committee has considered whether the Company's independent registered public accounting firm's provision of non-audit services to the Company and the fees charged for them, as set forth below, are compatible with the independent registered public accounting firm's independence and believes such services are compatible with the independent registered public accounting firm's independence.

Audit Fees

        The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2007, for the reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2007 and for the independent audit of the Company's internal control over financial reporting required under the Sarbanes-Oxley Act of 2002 for fiscal 2007 were $680,015.

        The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2006, for the reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2006 and for the independent audit of the Company's internal control over financial reporting required under the Sarbanes-Oxley Act of 2002 for fiscal 2006 were $775,101.

Audit-Related Fees

        There were no fees billed by BDO Seidman, LLP for assurance and related services that were reasonably related to the performance of the audit of the Company's annual financial statements for fiscal 2007 and 2006 or reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2007 and 2006.

Tax Fees

        There were no fees billed by BDO Seidman, LLP for professional services rendered for tax compliance, tax advice and tax planning for fiscal 2007 and 2006.

All Other Fees

        There were no fees billed by BDO Seidman, LLP for products and services provided other than those described above for fiscal 2007 and 2006.

Audit Committee Pre-Approval Policies and Procedures

        The Company's Audit Committee has adopted a Pre-Approval Policy for Audit and Non-Audit Services in order to assure that such services do not impair the independent registered public accounting firm's independence. Pursuant to this policy, the Audit Committee annually reviews and pre-approves the independent registered public accounting firm's year-end audit and quarterly reviews, as well as other known or anticipated audit or non-audit services. During the course of the year, the Audit Committee (or its delegatee) may pre-approve additional non-audit services that have not been pre-approved at the annual review.

        100% of the services described under the caption "Accounting Fees" above were approved by the Audit Committee pursuant to 17 CFR 210.2-02(c)(7)(i)(C).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known to the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each Director, or nominee for Director, of the Company, (iii) each executive officer named in the Summary Compensation Table under the caption "Compensation and Other Information Concerning Directors and Officers" below and (iv) all Directors, nominees for Director and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, to the Company's knowledge, the beneficial owners listed have sole voting and sole investment power (subject to community property laws where applicable) as to all shares beneficially owned by them. The address of each of the Company's Directors and executive officers is c/o Candela Corporation, 530 Boston Post Road, Wayland, Massachusetts 01778. As of the Record Date, there were 23,138,771 shares of Common Stock issued and outstanding.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Common Stock	Options/SARs (1)	Total	Percent of Class
5% Owners
JPMorgan Chase & Co.(2) 270 Park Avenue New York, New York 10017	3,254,700	—	3,254,700	14.1%
Third Point LLC(3) 390 Park Avenue 18th Floor New York, New York 10022	2,255,000	—	2,255,000	9.75%
HealthInvest Partners AB(4) Arsenalsgatan 4 SE-111 47 Stockholm Sweden	1,435,000	—	1,435,000	6.20%
Directors
George A. Abe	—	75,000	75,000	*
Ben Bailey III(5)	1,000	15,000	16,000	*
Nancy E. Nager	—	30,000	30,000	*
Gerard E. Puorro	141,000	170,000	311,000	1.3%
Kenneth D. Roberts	57,400	150,000	207,400	0.9%
Douglas W. Scott(6)	7,500	75,000	82,500	*
Named Executive Officers
F. Paul Broyer(7)	1,071	—	1,071	*
Dennis S. Herman	—	42,500	42,500	*
Dr. James C. Hsia	30,000	102,500	132,500	*
Paul R. Lucchese	—	3,750	3,750	*
William H. McGrail(8)	—	—	—	*
Gerard E. Puorro	141,000	170,000	311,000	1.3%
Robert E. Quinn	—	15,000	15,000	*
All Directors and Executive Officers as a Group (12 persons)(9)	237,971	678,750	916,721	3.8%

*
Represents less than 1% of the Company's outstanding Common Stock.

(1)
Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), the number of shares of Common Stock deemed beneficially owned includes, for each person or group referred to in the table, shares issuable pursuant to options and shares underlying stock appreciation rights held by the respective person or group that are currently exercisable or will become exercisable within 60 days from the Record Date.

(2)
Information obtained from the Form 4 filed by J.P. Morgan Ventures Corporation with the SEC on September 25, 2007 and the Schedule 13G filed by JPMorgan Chase & Co. on behalf of itself, J.P. Morgan Securities Inc. and J.P. Morgan Ventures Corporation with the SEC on April 10, 2007. JPMorgan Chase & Co. is the beneficial owner of 2,660,110 shares of Common Stock, of which it has sole voting power as to 2,660,110 shares, no shared voting power, sole dispositive power as to 2,660,110 shares, and no shared dispositive power.

(3)
Information obtained from the Schedule 13D filed by Third Point LLC, Daniel S. Loeb and Third Point Offshore Fund, Ltd. (collectively, the "Third Point Reporting Persons") with the SEC on September 7, 2007. Third Point Offshore Fund, Ltd. is the beneficial owner of 1,510,400 shares of Common Stock, of which it has no sole voting power, shared voting power as to 1,510,400 shares, no sole dispositive power, and shared dispositive power as to 1,510,400 shares. The address of the principal business and principal office of Third Point Offshore Fund, Ltd. is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands, British West Indies. Third Point LLC is the investment manager or adviser to Third Point Offshore Fund, Ltd. and may be deemed the beneficial owner of the shares beneficially owned by Third Point Offshore Fund, Ltd. Including the shares beneficially owned by Third Point Offshore Fund, Ltd., Third Point LLC is the beneficial owner of 2,255,000 shares of Common Stock, of which it has no sole voting power, shared voting power as to 2,255,000 shares, no sole dispositive power, and shared dispositive power as to 2,255,000 shares. Daniel S. Loeb is the Chief Executive Officer of Third Point LLC and may be deemed the beneficial owner of the shares beneficially owned by Third Point LLC. Including the shares beneficially owned by Third Point LLC, Mr. Loeb is the beneficial owner of 2,255,000 shares of Common Stock, of which he has no sole voting power, shared voting power as to 2,255,000 shares, no sole dispositive power, and shared dispositive power as to 2,255,000 shares. The address of the principal business and principal office of Mr. Loeb is 390 Park Avenue, 18th Floor, New York, New York 10022. The Third Point Reporting Persons did not acquire shares of Common Stock, and do not hold and have not held Common Stock, with the purpose or effect of changing or influencing control of the Company. Except as set forth in such Schedule 13D, there are no contracts, arrangements, understandings or relationships among the Third Point Reporting Persons or between the Third Point Reporting Persons and any other person with respect to any securities of the Company.

(4)
Information obtained from the Schedule 13G filed by HealthInvest Partners AB and HealthInvest Global Long/Short Fund with the SEC on March 7, 2007. HealthInvest Global Long/Short Fund is the beneficial owner of 1,435,000 shares of Common Stock, of which it has no sole voting power, shared voting power as to 1,435,000 shares, no sole dispositive power, and shared dispositive power as to 1,435,000 shares. The address of the principal business and principal office of HealthInvest Global Long/Short Fund is Arsenalsgatan 4, SE-111 47 Stockholm, Sweden. HealthInvest Partners AB is the investment adviser and control person of HealthInvest Global Long/Short Fund and may be deemed the beneficial owner of the shares beneficially owned by HealthInvest Global Long/Short Fund. Including the shares beneficially owned by HealthInvest Global Long/Short Fund, HealthInvest Partners AB is the beneficial owner of 1,435,000 shares of Common Stock, of which it has sole voting power as to 1,435,000 shares, no shared voting power, sole dispositive power as to 1,435,000 shares, and no shared dispositive power.

(5)
Does not include 300,000 shares owned by Massachusetts Capital Resource Company, where Mr. Bailey serves as Vice President, as to which Mr. Bailey disclaims beneficial ownership.

(6)
Includes 3,750 shares owned by Mr. Scott's spouse.

(7)
Information obtained from the Form 4 filed by Mr. Broyer with the SEC on February 6, 2006. Mr. Broyer ceased to be an executive officer of the Company on April 5, 2007.

(8)
Mr. McGrail ceased to be an executive officer of the Company on July 20, 2007.

(9)
See Notes 5, 6, 7 and 8.

EXECUTIVE OFFICERS

        The following table sets forth the names, ages and positions held with the Company of the current executive officers of the Company.

Name	Age	Position
Dennis S. Herman	57	Senior Vice President, North American Sales and Marketing
Dr. James C. Hsia	61	Chief Technical Officer
Paul R. Lucchese	41	Senior Vice President, General Counsel, and Secretary
Gerard E. Puorro	60	President, Chief Executive Officer, and Director
Robert E. Quinn	53	Corporate Controller, Treasurer and Acting Chief Financial Officer

        Executive officers are appointed to serve at the discretion of the Board of Directors. There are no family relationships among any of the executive officers or Directors of the Company.

        Mr. Herman was appointed Senior Vice President, North American Sales and Marketing, in April 2004. From October 2001 until April 2004, Mr. Herman was Vice President, North American Sales, of the Company and from February 1999 until October 2001, Mr. Herman was Eastern Regional Sales Manager of the Company. Prior to joining the Company, Mr. Herman was Vice President of Sales at Palomar Medical Technologies, a medical device company, from August 1997 to December 1998 and National Sales Manager of Spectrum Medical Technologies, a medical device company that was acquired by Palomar Medical Technologies, from March 1991 to August 1997.

        Dr. Hsia was appointed Chief Technology Officer in January 2004. From March 2003 until January 2004, Dr. Hsia was a Director of the Company. Prior to joining the Company, Dr. Hsia was President and Co-Founder of Lasersharp Corporation, a developer of fiber laser products for the telecom and film industries, from July 2000 to January 2003. From 1985 until July 2000, Dr. Hsia was Senior Vice President of Research and Development of the Company. Dr. Hsia has twenty-five years of experience in photonics product development and medical devices. Dr. Hsia holds a B.S. in Physics and an M.S. and a Ph.D. in Nuclear Engineering from the Massachusetts Institute of Technology, specializing in plasma physics and controlled fusion.

        Mr. Lucchese was appointed Senior Vice President, General Counsel, and Secretary in July 2007. From July 2006 until July 2007, Mr. Lucchese was Vice President, General Counsel, and Secretary of the Company. Prior to joining the Company, Mr. Lucchese was the General Counsel of Aspect Software, Inc., a developer of customer interaction management hardware and software, from December 1998 to November 2005. Mr. Lucchese holds a M.B.A. from Suffolk University, a J.D. from the University of Dayton School of Law, and a B.A. from Providence College.

        Mr. Quinn was appointed Corporate Controller and Treasurer in October 2003 and Acting Chief Financial Officer in April 2007. Prior to joining the Company, Mr. Quinn was Corporate Controller of Ezenia! Inc., a provider of real-time collaboration, from December 1999 to June 2003, Vice President of Finance of Vantage Travel, a provider of travel and tourism services, from April 1999 to December 1999, a consultant to Gamma Graphix, a business specializing in color management, from September 1998 to April 1999, Director of Finance of Genus, Inc., a semiconductor capital equipment manufacturer, from February 1996 to September 1998, Vice President and Chief Financial Officer of ACSYS, Inc., a provider of professional staffing solutions, from February 1994 to February 1996, and held the positions of Vice President, Corporate Controller and Manager of Accounting and Financial Systems at Atex Publishing Systems, a subsidiary of Kodak providing software to the publishing industry, from November 1986 to February 1994.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Pursuant to the authority delegated by the Board of Directors, the Company's compensation program is administered by the Compensation Committee, which consists of Mr. Scott, Mr. Abe and Ms. Nager. All three members of the Compensation Committee are independent directors (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). Each year the Compensation Committee determines the compensation of the Chief Executive Officer and the other executive officers, including approval of annual base salaries and bonuses as well as the grant of stock options and stock appreciation rights ("SARs"). The Compensation Committee operates under a written charter adopted by the Board of Directors on February 11, 2005. The Company has posted the charter to the "Investor Relations" section of its website at www.candelalaser.com.

Objectives of the Company's Compensation Program

        The objectives of the Company's compensation program are:

  •
  to maximize stockholder value;

  •
  to enhance the Company's profitability;

  •
  to integrate compensation with the Company's annual and long-term performance goals; and

  •
  to assist the Company in attracting and retaining qualified executive officers and employees.

        To achieve these objectives, the Company's compensation program is designed to reward (i) strong revenue growth, operating results, and earning performance and (ii) individual initiative, achievement and hard work.

Elements of Executive Compensation

        In fiscal 2007, the Compensation Committee directly engaged Mercer Human Resource Consulting ("Mercer") as its compensation consultant. Mercer reviewed the compensation of senior management at the Company and at the Company's peer group (the "Peer Group"), which consisted of:

  1.
  Arthrocare Corporation;
  2.
  Aspect Medical Systems, Inc.;
  3.
  Cardiac Science Corporation;
  4.
  Cutera, Inc.;
  5.
  Cyberonics, Inc.;
  6.
  Cynosure, Inc.;
  7.
  Home Diagnostics, Inc.;
  8.
  Intralase Corporation;
  9.
  Intuitive Surgical, Inc.;
  10.
  Palomar Medical Technologies, Inc.;
  11.
  Sonosite, Inc.;
  12.
  Thoratec Corporation;
  13.
  Volcano Corporation; and
  14.
  Zoll Medical Corporation.

        Mercer then assisted the Compensation Committee with the design of the Company's compensation program, which was comprised of (i) cash compensation in the form of annual base salary and bonus and (ii) long-term incentive compensation in the form of SARs.

Base Salary

        The Compensation Committee reviews each executive officer's base salary annually. The Compensation Committee fixes each executive officer's base salary at a level that is comparable to those of senior executives with comparable qualifications, experience and responsibilities at the Company's Peer Group. In addition, each executive officer's base salary reflects (i) the Company's performance compared to its Peer Group and (ii) the executive officer's performance.

Bonus Compensation

        The Compensation Committee has established an Executive Bonus Plan (the "Executive Bonus Plan") to provide participating executive officers with the opportunity to earn bonus compensation upon the achievement of certain performance objectives. The Compensation Committee selects participants in the Executive Bonus Plan and establishes their performance objectives and target bonus compensation annually.

        In fiscal 2007, each participant's performance objectives were tied to the achievement of (i) target levels of consolidated pre-tax profits ("Target Profits") and (ii) individual metrics. The following table sets forth percentages of Target Profits and the corresponding target bonus compensation (expressed as a percentage of the participant's base salary) that a participant could receive pursuant to the Executive Bonus Plan.

	Target Bonus Compensation (as percentage of base salary)
% of Target Profits	Participants Other than the Chief Executive Officer	Chief Executive Officer
80%	0.0%	0.0%
81%	1.0%	1.5%
82%	2.0%	3.0%
83%	3.0%	4.5%
84%	4.0%	6.0%
85%	5.0%	7.5%
86%	6.0%	9.0%
87%	7.0%	10.5%
88%	8.0%	12.0%
89%	9.0%	13.5%
90%	10.0%	15.0%
91%	11.0%	16.5%
92%	12.0%	18.0%
93%	13.0%	19.5%
94%	14.0%	21.0%
95%	15.0%	22.5%
96%	16.0%	24.0%
97%	17.0%	25.5%
98%	18.0%	27.0%
99%	19.0%	28.5%
100%	30.0%	45.0%
101% and up	Add 1.5% for each 1.0% increase in Target Profits	Add 2.25% for each 1.0% increase in Target Profits

        As illustrated in the table, the Company does not pay any bonuses to participants unless it achieves a threshold level of 81% of Target Profits. In fiscal 2007, the Company did not achieve this threshold and therefore none of its executive officers earned any bonus compensation.

Stock Appreciation Rights (SARs)

        The Company has established the Second Amended and Restated 1998 Stock Plan (the "1998 Stock Plan") pursuant to which equity awards may be granted to executive officers and other employees. The Compensation Committee administers the 1998 Stock Plan and considers equity compensation to be an integral part of a competitive compensation package and an important mechanism to align the interests of the Company's management with those of the Company's stockholders.

        The Compensation Committee grants equity awards (which may include SARs, stock options, and restricted stock awards) to help integrate compensation with the Company's long-term performance goals, to assist the Company in retaining qualified executive officers and other employees, and to motivate executive officers and other employees to maximize stockholder value. In fiscal 2007, the Compensation Committee granted equity awards in the form of SARs. Prior to fiscal 2006, the Compensation Committee also granted equity awards in the form of stock options.

        The Compensation Committee generally grants SARs to executive officers and other employees based on the Company's performance and the recipient's level of seniority, in each case at a level that is comparable to equity awards granted to executive officers and other employees at the Company's Peer Group. The Compensation Committee also considers such factors as individual initiative, achievement and performance and individual equity holdings (including the exercise price, vesting, and the then current value of unvested options and SARs).

        In fiscal 2007, the Compensation Committee granted SARs to all of the Company's executive officers. Please see the section entitled Executive Compensation—Grants of Plan Based Awards for additional information regarding such grants.

        The Compensation Committee determines the exercise price, vesting period, and expiration date for SARs and stock options at the time of grant. Freestanding SARs and "incentive stock options" have an exercise price not less than the fair market value of the underlying Common Stock on the date of grant. SARs and stock options generally become exercisable based upon a vesting schedule tied to years of future service to the Company. SARs and stock option generally expire 10 years from their date of grant (5 years for incentive stock options granted to 10% or more stockholders).

        The value realizable from exercisable SARs and stock options depends on the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time. Therefore, executive officers and other employees are rewarded economically only to the extent that the Company's stockholders also benefit through stock price appreciation in the market.

Other Employee Benefits

        In addition to the main elements of compensation discussed above, the Company's executive officers are eligible for the same welfare and defined benefits as are available to all of the Company's other employees. These benefits include medical and dental insurance, short-and long-term disability insurance, life and accidental death insurance, and a 401(k) plan. The Company also provides its executive officers with certain perquisites that the Compensation Committee believes are reasonable, competitive and consistent with the Company's overall compensation philosophy. In 2007, these perquisites included matching contributions by the Company pursuant to the Company's 401(k) Plan and a Company provided automobile.

Section 162(m)

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. However, this deduction limitation does not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Company's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

        The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute toward achieving this goal.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's annual report on Form 10-K.

                      Douglas W. Scott
                      George A. Abe
                      Nancy E. Nager

Summary Compensation Table

        The following table summarizes cash and non-cash compensation information with respect to services rendered to the Company, in all capacities, during the fiscal year ended June 30, 2007 for (i) the individual who served as the Chief Executive Officer for the fiscal year ended June 30, 2007, (ii) the individuals who served as the Chief Financial Officer for the fiscal year ended June 30, 2007, (iii) each of the three other most highly compensated executive officers who was serving in that capacity as of June 30, 2007 and (iv) one former executive officer who was not serving in that capacity as of June 30, 2007 (collectively with the Chief Executive Officer and Chief Financial Officer, the "Named Executive Officers").

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
F. Paul Broyer Former Senior Vice President, Finance and Administration, and Chief Financial Officer	2007	214,612	—	—	12,349	—	—	11,330	(5)	238,291
Dennis S. Herman Senior Vice President, North American Sales and Marketing	2007	222,917	—	—	127,123	—	—	8,240	(6)	358,280
Dr. James C. Hsia Chief Technical Officer	2007	242,594	—	—	120,085	—	—	12,788	(7)	375,467
Paul R. Lucchese(8) Senior Vice President, General Counsel and Secretary	2007	195,060	—	—	86,141	—	—	8,905	(9)	290,106
William H. McGrail Former Senior Vice President, Operations	2007	228,645	—	—	127,123	—	—	9,400	(10)	365,168
Gerard E. Puorro President, Chief Executive Officer and Director	2007	501,502	—	—	349,812	—	—	11,033	(11)	862,347
Robert E. Quinn(12) Corporate Controller, Treasurer and Acting Chief Financial Officer	2007	166,034	—	—	90,460	—	—	4,684	(13)	261,178

(1)
Bonuses for prior years were previously reported in this column. However, under current reporting rules, only purely discretionary or guaranteed bonuses are disclosed in this column. As discussed more fully in the Compensation Discussion and Analysis, the Named Executive Officers earn cash bonuses under the Company's Executive Bonus Plan based on pre-established performance measures. Accordingly, annual bonus amounts are reported in the Non-Equity Incentive Plan Compensation column.

(2)
All equity incentive plan compensation was granted under the Company's 1998 Stock Plan. The amounts in this column are calculated based on FAS 123R and equal the financial statement compensation cost for restricted stock awards as reported in the Company's consolidated statement of income for the fiscal year ended June 30, 2007. Under FAS 123R, a pro-rata portion of the total expense at the time the restricted award is granted is recognized over the applicable service period generally corresponding with the vesting schedule of the grant.

(3)
All equity incentive plan compensation was granted under the Company's 1998 Stock Plan. The amounts in this column are calculated based on FAS 123R and equal the financial statement compensation cost for stock options and SARs as reported in the Company's consolidated statement of income for the fiscal year ended June 30, 2007. Under FAS 123R, a pro-rata portion of the total expense at time of grant is recognized over the applicable service period generally corresponding with the vesting schedule of the grant. The initial expense is based on the fair value of the stock options or SARs grants as estimated using the Black-Scholes option-pricing model. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 1 to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

(4)
The amounts in this column consist of annual bonus amounts earned under the Company's Executive Bonus Plan.

(5)
For fiscal 2007, consists of $5,955 in matching contributions by the Company pursuant to the Company's 401(k) Plan and $5,375 for a Company provided automobile.

(6)
For fiscal 2007, consists of $6,427 in matching contributions by the Company pursuant to the Company's 401(k) Plan and $1,813 for a Company provided automobile.

(7)
For fiscal 2007, consists of $6,600 in matching contributions by the Company pursuant to the Company's 401(k) Plan and $6,188 for a Company provided automobile.

(8)
Mr. Lucchese became an executive officer in fiscal 2007.

(9)
For fiscal 2007, consists of $5,230 in matching contributions by the Company pursuant to the Company's 401(k) Plan and $3,675 for a Company provided automobile.

(10)
For fiscal 2007, consists of $6,600 in matching contributions by the Company pursuant to the Company's 401(k) Plan and $2,800 for a Company provided automobile.

(11)
For fiscal 2007, consists of $6,600 in matching contributions by the Company pursuant to the Company's 401(k) Plan and $4,433 for a Company provided automobile.

(12)
Mr. Quinn became an executive officer in fiscal 2007.

(13)
For fiscal 2007, consists of $4,684 in matching contributions by the Company pursuant to the Company's 401(k) Plan.

Grants of Plan-Based Awards

        The following table summarizes grants of non-equity and equity plan-based awards to the Named Executive Officers during the fiscal year ended June 30, 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock and Option Awards ($)(3)
Exercise or Base Price of Option Awards ($/share)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
F. Paul Broyer	10/23/2006 04/03/2007	— —	75,000 —	(4 —)	— —	— 30,000	— 30,000	— 11.53	— 195,900
Dennis S. Herman	10/23/2006 04/03/2007	— —	68,182 —	(4 —)	— —	— 30,000	— 30,000	— 11.53	— 195,900
Dr. James C. Hsia	10/23/2006 04/03/2007	— —	73,348 —	(4 —)	— —	— 30,000	— 30,000	— 11.53	— 195,900
Paul R. Lucchese	10/23/2006 07/17/2006 04/03/2007	— — —	55,500 — —	(4 — —)	— — —	— 15,000 30,000	— 15,000 30,000	— 14.22 11.53	— 133,200 195,900
William H. McGrail	10/23/2006 04/03/2007	— —	68,861 —	(4 —)	— —	— 30,000	— 30,000	— 11.53	— 195,900
Gerard E. Puorro	10/23/2006 04/03/2007	— —	202,500 —	(4 —)	— —	— 100,000	— 100,000	— 11.53	— 653,000
Robert E. Quinn	10/23/2006 04/03/2007	— —	48,000 —	(4 —)	— —	— 25,000	— 25,000	— 11.53	— 163,250

(1)
In fiscal 2007, all non-equity based awards were granted under the Company's Executive Bonus Plan.

(2)
In fiscal 2007, all equity based awards were granted under the Company's 1998 Stock Plan.

(3)
Represents the aggregate fair value of stock and option awards as of the grant date.

(4)
As illustrated in the section entitled Executive Compensation—Compensation Discussion and Analysis—Bonus Compensation, the maximum estimated future payouts under the Executive Bonus Plan are a function of Target Profits and cannot be determined at this time.

Additional Disclosure to Summary Compensation Table and Grants of Plan-Based Awards

Employment Agreements and Arrangements and Potential Payments upon Termination or Change-in-Control

        On April 5, 2007, the Compensation Committee approved an Amended and Restated Employment Agreement, dated April 5, 2007, between the Company and Mr. Puorro. In general, the agreement provides that, in the event that Mr. Puorro's employment is terminated for any reason (other than for just cause), at either his election or the Company's election, he will be entitled to receive severance payments equal to his base annual salary for twelve months and then either (i) 100% of his base annual salary for an additional twelve months if a successor Chief Executive Officer was hired prior to his termination date or (ii) 50% of his base annual salary for an additional twelve months if a successor Chief Executive Officer was not hired prior to his termination date.

        The Company has entered into a severance agreement with Mr. Herman. Under the agreement, the Company has agreed to continue payment of his base salary over twelve months in the event that his service to the Company is terminated for any reason except for cause or his resignation.

        Each of the above named individuals is subject to nonsolicitation and noncompetition provisions for the period during which he or she receives severance payments. Upon a change-in-control, options and SARs held by executive officers and all other employees will fully vest.

        The following table sets forth the estimated incremental payments and benefits, beyond existing compensation and benefit entitlements described in this Proxy Statement that are not contingent upon a termination or change in control, payable to each Named Executive Officer upon a change in control of the Company or termination of such Named Executive Officer's employment, in each case assuming that the triggering event occurred on June 30, 2007.

	Change in Control		Involuntary Termination		Resignation
Name	Without Termination	Termination Without Cause	With Cause	Without Cause	For Good Reason	Death or Disability
F. Paul Broyer(1)	—	—	—	—	—	—
Dennis S. Herman	—	227,272	—	227,272	—	—
Dr. James C. Hsia	—	—	—	—	—	—
Paul R. Lucchese	—	—	—	—	—	—
William H. McGrail(2)	—	229,536	—	229,536	—	—
Gerard E. Puorro(3)	—	900,000	—	900,000	900,000	900,000
Robert E. Quinn	—	—	—	—	—	—

*
Excludes information with respect to contracts, agreements, plans or arrangements that do not discriminate in scope, terms or operation in favor of the Company's executive officers and that are available generally to all salaried employees.

(1)
Mr. Broyer ceased to be an executive officer of the Company on April 5, 2007.

(2)
Mr. McGrail ceased to be an executive officer of the Company on July 20, 2007.

(3)
In the event that Mr. Puorro's employment is terminated for any reason (other than for just cause), at either his election or the Company's election, he will be entitled to receive severance payments equal to his base annual salary for twelve months and then either (i) 100% of his base annual salary for an additional twelve months if a successor Chief Executive Officer was hired prior to his termination date or (ii) 50% of his base annual salary for an additional twelve months if a successor Chief Executive Officer was not hired prior to his termination date.

Non-Equity Incentive Plan Awards

        In fiscal 2007, all non-equity based awards were granted under the Company's Executive Bonus Plan. The Executive Bonus Plan provides participating executive officers with the opportunity to earn bonus compensation upon the achievement of certain performance objectives. Please see the section entitled Executive Compensation—Compensation Discussion and Analysis—Bonus Compensation for additional information regarding the Executive Bonus Plan.

Equity Incentive Plan Awards

        In fiscal 2007, all equity based awards were granted under the Company's 1998 Stock Plan. In fiscal 2007, the Compensation Committee granted equity awards in the form of SARs to executive officers. The exercise price per share of the Common Stock underlying each SAR is equal to the last reported sale price per share of the Common Stock on the Nasdaq National Market on the date of grant. Each SAR generally vests over four years in equal installments of 25% of the total number of shares of Common Stock underlying such SAR on each anniversary of the date of grant. The Compensation Committee has the right to accelerate the date of exercise of any installment of such SAR. In addition, upon certain acquisitions, such SAR shall become fully vested. SARs may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which the SAR is then exercisable. Each SAR generally expires 10 years after the date of grant. SARs are subject to early termination in certain circumstances.

Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the unexercised options and SARs for each Named Executive Officer outstanding as of June 30, 2007. Other than as set forth below, no Named Executive Officer had any unvested stock or other equity incentive plan awards as of June 30, 2007.

Name	Number of Securities Underlying Unexercised Options (Exercisable)(#)	Number of Securities Underlying Unexercised Options (Unexercisable)(#)	Option Exercise Price($)	Option Expiration Date
F. Paul Broyer	—	—	—	—
Dennis S. Herman	7,500 — 15,000 5,000	22,500 30,000 — —	15.33 11.53 4.67 9.50	01/30/2016 04/30/2017 04/29/2013 02/11/2015
Dr. James C. Hsia	30,000 15,000 7,500 —	— — 22,500 30,000	4.08 9.50 15.33 11.53	03/03/2013 02/11/2015 01/30/2016 04/03/2017
Paul R. Lucchese	— —	15,000 30,000	14.22 11.53	07/17/2016 04/03/2017
William H. McGrail	—	—	—	—
Gerard E. Puorro	9,150 20,850 30,000 70,000 20,000 20,000 —	— — — — — 60,000 100,000	11.96 11.96 11.98 10.35 9.50 15.33 11.53	02/11/2015 02/11/2015 02/11/2015 02/11/2015 02/11/2015 01/30/2016 04/03/2017
Robert E. Quinn	5,000 5,000 —	5,000 15,000 25,000	6.56 15.33 11.53	08/11/2013 01/30/2016 04/03/2017

Option Exercises and Stock Vested

        The following table summarizes information with respect to each exercise of stock options, SARs and similar instruments, and each vesting of stock (including restricted stock, restricted stock units and similar instruments), for each Named Executive Officer during the fiscal year ended June 30, 2007.

Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
F. Paul Broyer	—	—	—	—
Dennis S. Herman	—	—	—	—
Dr. James C. Hsia	—	—	—	—
Paul R. Lucchese	—	—	—	—
William H. McGrail	—	—	—	—
Gerard E. Puorro	20,000	126,600	—	—
Robert E. Quinn	—	—	—	—

(1)
Amounts described in this column were calculated based on the difference between (i) the fair market value of the underlying Common Stock, which is deemed to be the closing price of the Common Stock on the date of exercise, or if sold on that date, the actual sale price, and (ii) the exercise price of the options, SAR or similar instrument, in accordance with regulations promulgated under the Securities Exchange Act of 1934, as amended, and do not necessarily reflect amounts received by the Named Executive Officers.

Director Compensation

        The Compensation Committee regularly reviews the compensation for Directors who are not employees of the Company ("Non-Employee Directors"). The following table summarizes cash and non-cash compensation information with respect to the compensation of Non-Employee Directors during the fiscal year ended June 30, 2007.

Name	Fees Earned or Paid in Cash($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)	Total($)
George A. Abe	34,000	—	113,938	—	—	—	147,938
Ben Bailey III	64,000	—	113,938	—	—	—	177,938
Nancy E. Nager	35,795	—	113,938	—	—	—	149,733
Kenneth D. Roberts	39,800	—	113,938	—	—	—	153,738
Douglas W. Scott	37,500	—	113,938	—	—	—	151,438

        During the fiscal year ended June 30, 2007, Non-Employee Directors received (i) an annual retainer of $20,000; (ii) an additional annual retainer of $5,000 for the Chair of the Board of Directors; (iii) an additional annual retainer of $5,000 for the Chair of the Audit Committee (unless such person is also Chair of the Board of Directors); (iv) an additional annual retainer of $2,500 for the Chair of the Compensation Committee; (v) a fee of $1,500 per meeting of the Board of Directors that such Non-Employee Director attends in person; (vi) a fee of $1,000 per meeting of the Board of Directors that such Non-Employee Director attends by telephone; (vii) a fee of $1,000 per committee meeting, that takes place on a day other than a day on which there is a regularly scheduled meeting of the Board of Directors, and that such Non-Employee Director attends in person; and (viii) a fee of $500 per committee meeting, that takes place on a day other than a day on which there is a regularly scheduled meeting of the Board of Directors, and that such Non-Employee Director attends by telephone. In addition, commencing September 1, 2006, Mr. Bailey received a retainer of $3,000 per month relating to his liaising with management on behalf of the Board of Directors.

        Directors who are employees of the Company receive no additional compensation for their service as a Director.

Compensation Committee Interlocks and Insider Participation

        Mr. Scott, Mr. Abe and Ms. Nager currently serve on the Compensation Committee and served on the Compensation Committee during the fiscal year ended June 30, 2007. The foregoing persons were not officers or employees of the Company during the fiscal year ended June 30, 2007 and were not formerly officers or employees of the Company. No person who served on the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K.

Audit Committee Report

        This report is submitted by the Audit Committee of the Board of Directors, which reviews and discusses with the independent registered public accounting firm and management the scope and timing of the independent registered public accounting firm's audit services and any other services the independent registered public accounting firm is asked to perform, the independent registered public accounting firm's report on the Company's consolidated financial statements following completion of the independent registered public accounting firm's audit and the Company's policy and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Mr. Roberts, Mr. Bailey, Ms. Nager and Mr. Scott. None of Mr. Roberts, Mr. Bailey, Ms. Nager nor Mr. Scott is an officer or employee of the Company, and aside from being Directors of the Company, each is otherwise independent of the Company (as independence is defined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors and amended at a meeting of the Audit Committee on January 26, 2004. The Company has posted the charter to the "Investor Relations" section of its website at www.candelalaser.com.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2007 with both management and BDO Seidman, LLP, the Company's independent registered public accounting firm. The Audit Committee has also discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with BDO Seidman, LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

        This report has been respectfully submitted by the members of the Audit Committee of the Board of Directors.

                      Kenneth D. Roberts
                      Ben Bailey III
                      Nancy E. Nager
                      Douglas W. Scott

Certain Relationships and Related Transactions

        During fiscal 2007, the Company did not engage in any transaction that would require disclosure under this section.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth a summary of the equity compensation plans offered by the Company as of June 30, 2007:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	2,875,283	11.45	1,938,393
Equity Compensation plans not approved by security holders	—	—	—
Total	2,875,283	11.45	1,938,393

(1)
The equity compensation plan approved by shareholders is the 1998 Stock Plan.

STOCKHOLDER PROPOSALS, RECOMMENDATIONS FOR NOMINATION AND
COMMUNICATION

        Stockholder proposals, recommendations for nomination and communications (each a "Submission") should be sent to:

  Candela Corporation
  530 Boston Post Road
  Wayland, Massachusetts 01778
  Attention: Paul R. Lucchese, Secretary

        The Secretary of the Company will make copies of all such Submissions and circulate them to the Board of Directors or the appropriate committee thereof. In order to avoid uncertainty as to the date on which a Submission was received by the Company, it is suggested that proponents send Submissions by Certified Mail—Return Receipt Requested.

        The Company intends to hold its next annual meeting of stockholders in fiscal year 2009. Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the annual meeting of stockholders to be held in fiscal year 2009 must be received by the Secretary of the Company no later than June 30, 2008. Also, the Company's By-laws generally provide that any proposal or recommendation for nomination, to be eligible for consideration at the annual meeting of stockholders to be held in fiscal year 2009, must be received by the Secretary of the Company not later than the close of business on August 13, 2008 nor earlier than the close of business on July 14, 2008. The proposal or recommendation must also comply with the other procedural requirements set forth in the Company's By-laws, a copy of which is on file with the SEC.

        Stockholders may communicate with the Board of Directors by sending correspondence to the Secretary of the Company at the address listed above bearing a clear notation indicating that it is a "Stockholder—Director Communication." Any such correspondence will be forwarded to the Board of Directors.

EXPENSES AND SOLICITATIONS

        The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by Directors, officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses if it retains such a proxy solicitation firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all such filings. Based on its review of the copies of such filings, if any, and written representations from certain Reporting Persons received by it with respect to the fiscal year ended June 30, 2007, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended June 30, 2007.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers (including its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and Controller), and employees of the Company. The Company has posted its Code of Business Conduct and Ethics to the "Investor Relations" section of its website at www.candelalaser.com.

CANDELA CORPORATION ATTN: INVESTOR RELATIONS 530 BOSTON POST RD. WAYLAND, MA 01778

THREE WAYS TO PROVIDE VOTING INSTRUCTIONS!

Providing voting instructions by Internet or telephone is convenient and saves money. If you wish, you may still provide voting instructions by mail.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Candela Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Candela Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you provide voting instructions by Internet or by telephone, please do not mail this proxy card. Thank you.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CANDL1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CANDELA CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ALL PROPOSALS, EACH OF WHICH IS
PROPOSED BY CANDELA CORPORATION.		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
Vote on Directors					number(s) of the nominee(s) on the line below.

1.	Election of Directors
	Nominees:	☐	☐	☐

(01) George A. Abe, (02) Ben Bailey III, (03) Nancy Nager,
(04) Gerard E. Puorro, (05) Kenneth D. Roberts, and
(06) Douglas W. Scott.
					For	Against	Abstain
Vote on Proposal

2.	To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2008.				☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

NOTE: Please sign exactly as your name(s) appear(s) above. If stock is held jointly, each owner should sign. When signing as an officer, executor, administrator, attorney, trustee or guardian, or in any other legal capacity, please give your full title(s) as such under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

CANDELA CORPORATION

Proxy for the Annual Meeting of Stockholders

December 11, 2007

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF CANDELA CORPORATION

The undersigned, revoking all prior proxies, hereby appoints Gerard E. Puorro and Robert E. Quinn, and each of them alone, proxies, with full power of substitution, to vote all shares of stock of Candela Corporation (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 11, 2007, at 10:00 a.m. (local time), at the offices of Dewey & LeBoeuf LLP, 23rd Floor, 260 Franklin Street, Boston, Massachusetts 02110, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated on or about October 28, 2007, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QuickLinks

CANDELA CORPORATION 530 Boston Post Road Wayland, Massachusetts 01778 (508) 358-7400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
CANDELA CORPORATION 530 Boston Post Road Wayland, Massachusetts 01778 (508) 358-7400
PROXY STATEMENT October 29, 2007
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
OCCUPATIONS OF DIRECTORS
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES THEREOF
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
STOCKHOLDER PROPOSALS, RECOMMENDATIONS FOR NOMINATION AND COMMUNICATION
EXPENSES AND SOLICITATIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF BUSINESS CONDUCT AND ETHICS